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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: September 12, 1999
                       (Date of earliest event reported)



                           BELL ATLANTIC CORPORATION
            (Exact name of registrant as specified in its charter)




Delaware                        1-8606                     23-2259884
(State or other jurisdiction    (Commission file number)   (I.R.S. employer
of incorporation)                                          identification no.)


1095 Avenue of the Americas
New York, New York                                         10036
(Address of principal executive offices)                   (Zip code)


       Registrant's telephone number, including area code: (212) 395-2121



                                Not Applicable
         (Former name or former address, if changed since last report)
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Item 5.  Other Events
         ------------

Attached as an exhibit is a press release issued by Bell Atlantic Corporation on September 12, 1999 confirming that discussions are taking place with Vodafone AirTouch plc relating to the possibility of a U.S. business relationship.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

(c)  Exhibits

99   Press Release, dated September 12, 1999, issued by Bell Atlantic
     Corporation.
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SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            BELL ATLANTIC CORPORATION


                            By: /s/ Doreen A. Toben
                                -------------------
                                Doreen A. Toben
                                Vice President - Controller



Date:  September 13, 1999
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                                 EXHIBIT INDEX

Exhibit
Number     Description
------     -----------

99         Press Release, dated September 12, 1999, issued by Bell Atlantic
           Corporation.